   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 17, 1997
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-3

                            REGISTRATION STATEMENT

                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                                  AMGEN INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------
             DELAWARE                                         95-3540776
  (STATE OR OTHER JURISDICTION                               (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

                            1840 DEHAVILLAND DRIVE
                     THOUSAND OAKS, CALIFORNIA 91320-1789
                                (805) 447-1000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                           GEORGE A. VANDEMAN, ESQ.
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            1840 DEHAVILLAND DRIVE
                     THOUSAND OAKS, CALIFORNIA 91320-1789
                                (805) 447-1000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

     THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATIONS TO:

                               GARY OLSON, ESQ.
                               LATHAM & WATKINS
                       633 WEST FIFTH STREET, SUITE 4000
                         LOS ANGELES, CALIFORNIA 90071
                                (213) 485-1234

                               ----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION
                                  STATEMENT.

                               ----------------

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. [X] Registration No. 33-44454

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                               ----------------

                        CALCULATION OF REGISTRATION FEE
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
                                                       PROPOSED
                                          PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF     AMOUNT        MAXIMUM      AGGREGATE   AMOUNT OF
    SECURITIES TO BE         TO BE     OFFERING PRICE  OFFERING   REGISTRATION
       REGISTERED        REGISTERED(1)    PER UNIT     PRICE(2)       FEE
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
Debt Securities........   $13,000,000       100%      $13,000,000    $3,940

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(1) Or, if any Debt Securities are issued at original issue discount, such greater amount as shall result in an aggregate offering price of $13,000,000.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the rules and regulations under the Securities Act.

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

  The contents of the Registration Statement on Form S-3 (No. 33-44454), filed by Amgen Inc. pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and declared effective on January 15, 1992 by the Securities and Exchange Commission, are hereby incorporated by reference in this Registration Statement.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF THOUSAND OAKS, STATE OF CALIFORNIA, ON JANUARY 16, 1997.

                                          Amgen Inc.

                                          By: /s/    Robert S. Attiyeh
                                             ----------------------------------
                                                     Robert S. Attiyeh
                                            Senior Vice President, Finance and
                                             Corporate Development, and Chief
                                                     Financial Officer

  WE, THE UNDERSIGNED OFFICERS AND DIRECTORS OF AMGEN INC. AND EACH OF US, DO HEREBY CONSTITUTE AND APPOINT EACH AND ANY OF ROBERT S. ATTIYEH AND GEORGE A. VANDEMAN, OUR TRUE AND LAWFUL ATTORNEY AND AGENT, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO DO ANY AND ALL ACTS AND THINGS IN OUR NAME AND BEHALF IN ANY AND ALL CAPACITIES AND TO EXECUTE ANY AND ALL INSTRUMENTS FOR US IN OUR NAMES, IN CONNECTION WITH THIS REGISTRATION STATEMENT OR ANY REGISTRATION STATEMENT FOR THE SAME OFFERING THAT IS TO BE EFFECTIVE UPON FILING PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, POWER AND AUTHORITY TO SIGN FOR US OR ANY OF US IN OUR NAMES IN THE CAPACITIES INDICATED BELOW, ANY AND ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) HERETO; AND WE HEREBY RATIFY AND CONFIRM ALL THAT SAID ATTORNEY AND AGENT, OR HIS SUBSTITUTE, SHALL DO OR CAUSE TO BE DONE BY VIRTUE THEREOF.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

             SIGNATURES                          TITLE                    DATE
             ----------                          -----                    ----
/s/ Gordon M. Binder                 Chairman of the Board, Chief   January 16, 1997
____________________________________ Executive Officer and
    GORDON M. BINDER                 Director (Principal
                                     Executive Officer)

/s/ Kevin W. Sharer                  President, Chief Operating     January 16, 1997
____________________________________ Officer and Director
    KEVIN W. SHARER

/s/ Robert S. Attiyeh                Senior Vice President,         January 16, 1997
____________________________________ Finance and Corporate
    ROBERT S. ATTIYEH                Development, and
                                     Chief Financial Officer

/s/ Larry A. May                     Vice President, Corporate      January 16, 1997
____________________________________ Controller and Chief
    LARRY A. MAY                     Accounting Officer

/s/ Raymond F. Baddour               Director                       January 16, 1997
____________________________________
    RAYMOND F. BADDOUR

             SIGNATURES                          TITLE                    DATE
             ----------                          -----                    ----


/s/ William K. Bowes, Jr.            Director                       January 16, 1997
____________________________________
    WILLIAM K. BOWES, JR.


/s/ Franklin P. Johnson, Jr.         Director                       January 16, 1997
____________________________________
    FRANKLIN P. JOHNSON, JR.


/s/ Steven Lazarus                   Director                       January 16, 1997
____________________________________
    STEVEN  LAZARUS


/s/ Edward J. Ledder                 Director                       January 16, 1997
____________________________________
    EDWARD J. LEDDER


/s/ Gilbert S. Omenn                 Director                       January 16, 1997
____________________________________
    GILBERT S. OMENN


/s/ Judith C. Pelham                 Director                       January 16, 1997
____________________________________
    JUDITH C. PELHAM

                                EXHIBIT INDEX

                                                                    SEQUENTIALLY
 EXHIBIT                                                              NUMBERED
 NUMBER                         DESCRIPTION                             PAGE
 -------                        -----------                         ------------
  * 5       Opinion of Latham & Watkins regarding the legality of
            the Debt securities, including consent..................
  *12       Computation of Ratio of Earnings to Fixed Charges.......
  *23-a     Consent of Ernst & Young LLP............................
  *23-b     Consent of Latham & Watkins (included in opinion filed
            as Exhibit 5)...........................................
  *24       Power of Attorney (included on signature page to
            Registration Statement).................................

--------
*Filed herewith.